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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported: N/A): DECEMBER 29, 2004


                             NEENAH FOUNDRY COMPANY
             (Exact name of registrant as specified in its charter)


                WISCONSIN                             333-28751                             39-1580331
     (State or other jurisdiction of            (Commission File Number)         (IRS Employer Identification No.)
              incorporation)
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                               2121 BROOKS AVENUE
                                  P.O. BOX 729
                             NEENAH, WISCONSIN 54957

          (Address of Principal executive offices, including Zip Code)


                                 (920) 725-7000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Neenah Foundry Company announced that it will host a conference call at 10am
(Central Time) on January 5, 2005 to discuss its Annual Report on Form 10-K for the year ended September 30, 2004. A replay of this call will be available until January 11, 2005. Details of the call and the replay thereof are included in the press release attached as exhibit 99.1 hereto.

ITEM 7.01 REGULATION FD DISCLOSURE

The information set forth under Item 2.02 of this Report on Form 8-K is hereby incorporated in Item 7.01 by reference.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits


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Exhibit No.      Description
-----------      -----------
99.1             Press Release dated December 23, 2004


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                NEENAH FOUNDRY COMPANY


                                /s/ Gary W. Lachey
                                   ------------------
Date: December 29, 2004         Name:  Gary W. LaChey
                                Title: Secretary, Chief Financial Officer, Chief
                                       Operating Officer and Chief  Financial
                                       Officer


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                                  EXHIBIT INDEX


Exhibit No.      Description
-----------      -----------
99.1             Press Release dated December 23, 2004


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